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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            FIRST REGIONAL BANCORP
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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                      [FIRST REGIONAL BANCORP LETTERHEAD]



                                  May 7, 1998


                             AN IMPORTANT REMINDER
                             ---------------------


Dear Shareholder:

The Annual Meeting of Shareholders of First Regional Bancorp is scheduled to be held on Thursday, May 21, 1998 and proxy material for this important meeting recently was mailed to you. Since your vote is important and the meeting will be held in two short weeks, a duplicate proxy is enclosed to ensure that your vote is counted.

Regardless of the number of shares you own, it is important that they be represented and voted at the meeting. If you have any questions or need assistance in voting your shares, please call me at (310) 552-1776.

                                    CAUTION
                                    -------

You should know that a dissident group of shareholders has threatened to wage a proxy contest at the Annual Meeting. Led by Mark Rubin, this group may attempt to seize control of your Board in an 11th hour solicitation. We will keep you informed of developments in this matter and urge you not to sign any card this group may send to you, not even as a vote of protest.

                                --------------

Since the time remaining before the meeting is short, we urge you to sign, date, and mail the enclosed duplicate proxy today. Your interest and your participation in the affairs of First Regional Bancorp are sincerely appreciated.

We will continue to act in the best interest of all First Regional shareholders.

Sincerely,

/s/ Thomas E. McCullough

Thomas E. McCullough
Corporate Secretary